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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          Date of Report: Febuary 2, 2006


                                   R & B, Inc.
              (Exact name of registrant as specified in its charter)


     Pennsylvania                     000-18914               23-2078856
     ------------                     ---------               ----------
    (State or other                  (Commission            (IRS Employer
    jurisdiction of                  File Number)         Identification No.)
    incorporation)

                             3400 East Walnut Street
                           Colmar, Pennsylvania 18915
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: 215-997-1800

                                  (Not Applicable)
        ----------------------------------------------------------------
         (Former Name or former address, if changed since last report)

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[} Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01. Entry into a Material Definitive Agreement.

       On January 31, 2006, R&B, Inc. (the "Company"), through its wholly-owned subsidiary RB Distribution, Inc. ("Tenant"), entered into an industrial building lease (the "Lease") by and among the Company and First Industrial, LP, a Delware limited partnership ("Landlord"). Under the terms of the Lease, the Company will rent 268,253 square feet for light assembly and warehousing. The annual base rent for the first Lease year is $308,491.00 (there is no base rent due for the first six months of the first Lease year) and the annual base rent for the second Lease year is $629,321.64. During the balance of the initial Lease term, the annual base rent may increase, on a percantage basis, by an amount not to exceed the Consumer Price Index or two percent (2%), whichever is greater. The cumulative annual base rent payment for the initial term of the Lease is equal to $6,447,289. Tenant is also responsible for Operating Expenses as such term is defined in Section 3.1.1. of the Lease.

       The initial Lease term is ten (10) years. The Company may, at its option, terminate the Lease without any further liability at the end of the 84th month of the initial Lease term by giving Landlord six (6) months prior written notice and by paying a termination fee equal to $365,000. The Company also has the option to renew the Lease for two (2) additional five (5) year terms and the option to expand the building by a maximum of 150,000 square feet in accordance, and subject to, with the terms of the Lease. The Company is required to guaranty the obligations of Tenant in accordance with the terms of the Guaranty of Lease agreement set forth in Lease Exhibit G.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

       On January 31, 2006, Tenant, the Company's wholly-owned subsidiary, entered into the Lease described in Item 1.01 above. Subject to and in accordance with the terms of Lease Exhibit G dated as of the same date, the Company agreed to unconditionally and irrevocably guaranty all covenants, conditions, obligations and agreements of Tenant under the Lease. The maximum potential amount of future annual base rent payments is equal to $6,447,289.00. Under the terms of Lease Exhibit G, upon default of the Tenant, the Company will pay and peform all Obligations (as such term is defined in Section 30.1 of Lease Exhibit G) of Tenant.

Item 9.01 Financial Statements and Exhibits

        Exhibit 99.1    Industrial Building Lease dated January 31, 2006.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    R&B, Inc.
                                  (Registrant)



Dated: Febuary 2, 2006               By: /s/ Mathias J. Barton
                                     -----------------------------------------
                                      Mathias J. Barton
                                      Chief Financial Officer and
                                      Principal Accounting Officer

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